                                                                       EXHIBIT C




           THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS SO REGISTERED OR UNLESS IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, AN EXEMPTION FROM REGISTRATION UNDER ALL SUCH LAWS IS AVAILABLE.

                             FINANCIALWEB.COM, INC.

           WARRANT FOR THE PURCHASE OF 100,000 SHARES OF COMMON STOCK

No. 12799

         THIS CERTIFIES THAT, for value received, FINANCIALWEB.COM, INC., a Nevada corporation (the "Company"), hereby grants to The First American Investment Banking Corporation ("Holder"), the right and entitlement to subscribe for and purchase from, at any time and prior to the Expiration Date set forth below (the "Exercise Period"), the number of shares of fully paid and nonassessable shares (the "Shares") of the Company's Common Stock, $0.001 par value per share (the "Common Stock"), which, upon full exercise hereof, would constitute the Holder hereof as the holder of One Hundred Thousand (100,000) Shares of the Common Stock outstanding on the date of issuance of this Warrant, and from time to time thereafter during the term of this Warrant, at a price of Three and no/100 Dollars ($3.00) per share subject to the adjustments set forth in Section 7 below (the "Exercise Price"), and subject to the other terms and conditions set forth herein. If there is more than one class of stock, then Holder shall receive the highest value and quality of stock, subject to Holder's reasonable approval.

         1. Transfer, assignment or hypothecation of this Warrant by the Holder may be made only in accordance with and subject to the terms, conditions and other provisions of this Warrant. The term "Holder", as used herein, shall include the original Holder and only such other persons to whom this Warrant is transferred in strict conformity with the terms and conditions set forth herein. As used herein, the term "Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued in consequence of the exercise or transfer of this Warrant, in whole or in part.

         2. The Expiration Date of this Warrant shall be five (5) years from the date of issuance of this Warrant.

         3. This Warrant may be exercised from time to time during the Exercise Period as to the whole or any lesser number of whole Shares by the surrender of this Warrant (with the form of Election to Purchase at the end hereof duly executed) to the Company at its offices located at 201 Park Place, Suite 321, Altamonte Springs, Florida 32701, Attn: President (or such other place as is designated in writing and delivered to Holder by the Company), accompanied by a certified or bank cashier's check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Shares covered by such exercise (the "Shares Purchase Price").

         4. Exercise of this Warrant shall be deemed to have been effected as of the close of the business day on which the Company has received the last of (a) this Warrant, (b) a duly executed form of Election to Purchase, and (c) payment of the Shares Purchase Price. Upon such exercise of this Warrant, the Holder shall be deemed to be the holder of record of the Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Shares subject to purchase hereunder.

         5. The Company shall maintain a register on which is recorded the names and addresses of the persons to whom this Warrant is issued and the Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. Subject to compliance with applicable securities laws and any other restrictions set forth herein, this Warrant shall be transferable on the books of the Company only upon delivery thereof with the form of Assignment at the end hereof duly completed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited with the Company in its discretion. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person, unless (i) such transfer is registered under the Securities Act of 1933 or the Company shall have received an opinion of counsel that exemption from applicable securities laws is available, as set forth in Section 10 hereof or (ii) the other restrictions referenced in Section 10 are not applicable to such transfer. Further, the Holder may not directly or indirectly, for a period of twelve (12) months following the date hereof, transfer, offer, sell (including by effecting any short sale), loan, hypothecate, pledge, grant any option for the sale of, acquire any option to dispose of, transfer or gift (except for estate planning or charitable transfers or other private sales, provided the transferees agree to be bound by the same restrictions on transfer), or otherwise dispose of this Warrant or any Shares received upon the exercise or partial exercise hereof without obtaining the Company's prior written consent (which consent may be withheld or granted in the Company's discretion). The undersigned acknowledges and agrees that in order to enforce the covenants contained herein, the Company will impose stop-transfer instructions with respect to the Warrant and the Shares until the end of such twelve (12) month period for transfers other than those exceptions described above. In addition, the undersigned waives any registration rights he may have with respect to all such securities for such twelve (12) month period.

         6. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of this Warrant, such number of Shares as shall, from time to time, be sufficient therefor. The Company covenants and agrees that all of the Shares which may be issued pursuant to this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

         7. (a) In case the Company shall (i) declare a dividend or make a distribution on outstanding shares of its Common Stock in shares of Common Stock, (ii) subdivide or reclassify the shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding shares of Common Stock into a lesser number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution on the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price then in effect by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such action, and of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall become effective automatically concurrently with the time of such declaration, distribution, subdivision, reclassification or combination and shall be made successfully whenever any event specified above shall occur.

                  (b) Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to subparagraph (a) above, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Warrant by the initial Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

                  (c) All calculations under this Section 7 shall be made to the nearest one-hundredth of a cent and to the nearest whole Share.

         8. (a) In case of any consolidation with or merger of the Company with or into another corporation (other than a merger of consolidation in which the Company is the continuing or surviving corporation), or in case of any sale, lease or conveyance to another corporation of all or substantially all of the assets of the Company, appropriate provisions shall be made so that the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such consolidation, merger, sale, lease or conveyance by a holder of the number of Shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, lease or conveyance, and, in any such case, effective provision shall be made in its Articles of Incorporation or otherwise, if necessary, in order to effect such agreement. Such agreement shall provide for adjustments that shall be as nearly equivalent as practicable to the adjustments in Section 7 of this Warrant.

                  (b) In case of any reclassification or change in the Shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination, but including any change in the Shares into two or more classes or series of shares) or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) in the Shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of subdivision or combination, but including any change in the Shares into two or more classes or series of Shares), the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable by the holder of the number of Shares for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation or merger. Thereafter, appropriate provision (as reasonably determined by the Board of Directors) shall be made for adjustment that shall be as nearly equivalent as practicable to the adjustments in Section 7 hereof.

                  (c) The above provisions of this Section 8 shall similarly apply to successive reclassification and changes in Shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

         9. The issue of any stock or other certificate upon the exercise of this Warrant shall be made without charge to the Holder for any tax in respect of the issue of such certificate. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificates unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         10. (a) Unless registered under the Securities Act of 1933 and applicable state laws, this Warrant and the Shares or other securities issued upon exercise of this Warrant shall not be transferable unless, in the opinion of counsel to the Company or other counsel reasonably satisfactory to the Company, an exemption from registration under applicable securities laws is available. The Warrant, Shares and other securities issued upon the exercise of this Warrant shall be subject to as to transfer order and the certificate or certificates evidencing any such Shares or securities shall bear the following legend and any other legend which counsel for the Company may deem necessary or advisable:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS SO REGISTERED OR UNLESS IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                  (b) This Warrant has been issued pursuant to exemptions under federal and/or state securities laws available, in part, because the initial Holder hereof is an "accredited investor" as that term is defined in Regulation D under the Securities Act of 1933, and the Holder so warrants to the Company. The Company may require the Holder, upon exercise of this Warrant, to produce evidence reasonably satisfactory to the Company that the Holder is then an accredited investor.

                  (c) Should the Company undertake a registration of its shares of its Common Stock under the Securities Act of 1933, as amended, in connection with a merger or pursuant to a registration statement other than Forms S-8, S-4, or comparable registration statements, prior to the expiration date of this Warrant, the Holder shall have the right to cause the Shares issued upon exercise of this Warrant to be included in such registration, subject to any cutback requirements imposed by the Underwriter.

         11. Nothing contained in this Warrant shall be constructed as conferring upon the Holder the right to vote or to consent or to receive notice of stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrant and its exercise, any of the following events shall occur:

         (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

         (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option right or warrant to subscribe therefor; or

         (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the, issuance of any convertible or exchangeable securities or subscription rights, options or warrants, or any proposed dissolution, winding up or sale.

         12. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and upon surrender and cancellation of any Warrant if mutilated, and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor and denomination.

         13. The Holder of any Warrant shall not have, solely on account of such status, any rights of a shareholder of the Company, either at law or in equity, or to any notice of meetings of shareholders or of any other proceedings of the Company.

         14. This Warrant shall be governed by and construed in accordance with the laws of the State of Florida.

         15. The Company has caused the due execution and delivery of this Warrant as of the 15th day of December, 1999.

                                  FINANCIALWEB.COM, INC., a Nevada corporation

                                  By: /s/ James Gagel
                                      ----------------------------------------
                                      James Gagel, President

                                     (CORPORATE SEAL)

                              ELECTION TO PURCHASE

The undersigned Holder hereby irrevocably elects to exercise the within Warrant to purchase ______________________________________ Shares(*) of Common Stock
issuable upon the exercise thereof and requests that certificates for such Shares be issued in his/her/its name and delivered to him/her/it at the following address:

Date:

                                Signature(s)(**)

* If the Warrant is to be exercised or transferred in its entirety, insert the word "All" before "Shares", or otherwise insert the number of shares then purchasable on the exercise thereof as to which transferred or exercised. If such Warrants shall not be transferred or exercised to purchase all shares purchasable upon exercise thereof, that a new Warrant to purchase the balance of such shares be issued in the name of, and delivered to, the Holder at the address stated below.

** Signature(s) must conform exactly to the name(s) of the Holder as set forth on the first page of this Warrant.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers the within Warrant to the extent of _________________________________Shares(*)
purchasable upon exercise thereof to:

whose address is: ____________________________________________________________

                  ____________________________________________________________

                  ____________________________________________________________

and hereby irrevocably constitute and appoint ________________________________ his/her/its Attorney to transfer said Warrant on the book of the Company, with full power of substitution.

Date: ______________________________

______________________________________________________________________________
                                Signature(s)(**)

* If the Warrant is to be exercised or transferred in its entirety, insert the word "All" before "Shares", or otherwise insert the number of shares then purchasable on the exercise thereof as to which transferred or exercised. If such Warrants shall not be transferred or exercised to purchase all shares purchasable upon exercise thereof, that a new Warrant to purchase the balance of such shares be issued in the name of, and delivered to, the Holder at the address stated below.

** Signature(s) must conform exactly to the name(s) of the Holder as set forth on the first page of this Warrant.

           THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS SO REGISTERED OR UNLESS IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, AN EXEMPTION FROM REGISTRATION UNDER ALL SUCH LAWS IS AVAILABLE.

                             FINANCIALWEB.COM, INC.

           WARRANT FOR THE PURCHASE OF 25,000 SHARES OF COMMON STOCK

No. 12899

         THIS CERTIFIES THAT, for value received, FINANCIALWEB.COM, INC., a Nevada corporation (the "Company"), hereby grants to The First American Investment Banking Corporation ("Holder"), the right and entitlement to subscribe for and purchase from, at any time and prior to the Expiration Date set forth below (the "Exercise Period"), the number of shares of fully paid and nonassessable shares (the "Shares") of the Company's Common Stock, $0.001 par value per share (the "Common Stock"), which, upon full exercise hereof, would constitute the Holder hereof as the holder of Twenty-five Thousand (25,000) Shares of the Common Stock outstanding on the date of issuance of this Warrant, and from time to time thereafter during the term of this Warrant, at a price of Three and no/100 Dollars ($3.00) per share subject to the adjustments set forth in Section 7 below (the "Exercise Price"), and subject to the other terms and conditions set forth herein. If there is more than one class of stock, then Holder shall receive the highest value and quality of stock, subject to Holder's reasonable approval.

         1. Transfer, assignment or hypothecation of this Warrant by the Holder may be made only in accordance with and subject to the terms, conditions and other provisions of this Warrant. The term "Holder", as used herein, shall include the original Holder and only such other persons to whom this Warrant is transferred in strict conformity with the terms and conditions set forth herein. As used herein, the term "Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued in consequence of the exercise or transfer of this Warrant, in whole or in part.

         2. The Expiration Date of this Warrant shall be five (5) years from the date of issuance of this Warrant.

         3. This Warrant may be exercised from time to time during the Exercise Period as to the whole or any lesser number of whole Shares by the surrender of this Warrant (with the form of Election to Purchase at the end hereof duly executed) to the Company at its offices located at 201 Park Place, Suite 321, Altamonte Springs, Florida 32701, Attn: President (or such other place as is designated in writing and delivered to Holder by the Company), accompanied by a certified or bank cashier's check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Shares covered by such exercise (the "Shares Purchase Price").

         4. Exercise of this Warrant shall be deemed to have been effected as of the close of the business day on which the Company has received the last of (a) this Warrant, (b) a duly executed form of Election to Purchase, and (c) payment of the Shares Purchase Price. Upon such exercise of this Warrant, the Holder shall be deemed to be the holder of record of the Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Shares subject to purchase hereunder.

         5. The Company shall maintain a register on which is recorded the names and addresses of the persons to whom this Warrant is issued and the Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. Subject to compliance with applicable securities laws and any other restrictions set forth herein, this Warrant shall be transferable on the books of the Company only upon delivery thereof with the form of Assignment at the end hereof duly completed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited with the Company in its discretion. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person, unless (i) such transfer is registered under the Securities Act of 1933 or the Company shall have received an opinion of counsel that exemption from applicable securities laws is available, as set forth in Section 10 hereof or (ii) the other restrictions referenced in Section 10 are not applicable to such transfer. Further, the Holder may not directly or indirectly, for a period of twelve (12) months following the date hereof, transfer, offer, sell (including by effecting any short sale), loan, hypothecate, pledge, grant any option for the sale of, acquire any option to dispose of, transfer or gift (except for estate planning or charitable transfers or other private sales, provided the transferees agree to be bound by the same restrictions on transfer), or otherwise dispose of this Warrant or any Shares received upon the exercise or partial exercise hereof without obtaining the Company's prior written consent (which consent may be withheld or granted in the Company's discretion). The undersigned acknowledges and agrees that in order to enforce the covenants contained herein, the Company will impose stop-transfer instructions with respect to the Warrant and the Shares until the end of such twelve (12) month period for transfers other than those exceptions described above. In addition, the undersigned waives any registration rights he may have with respect to all such securities for such twelve (12) month period.

         6. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of this Warrant, such number of Shares as shall, from time to time, be sufficient therefor. The Company covenants and agrees that all of the Shares which may be issued pursuant to this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

         7. (a) In case the Company shall (i) declare a dividend or make a distribution on outstanding shares of its Common Stock in shares of Common Stock, (ii) subdivide or reclassify the shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding shares of Common Stock into a lesser number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution on the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price then in effect by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such action, and of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall become effective automatically concurrently with the time of such declaration, distribution, subdivision, reclassification or combination and shall be made successfully whenever any event specified above shall occur.

                  (b) Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to subparagraph (a) above, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Warrant by the initial Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

                  (c) All calculations under this Section 7 shall be made to the nearest one-hundredth of a cent and to the nearest whole Share.

         8. (a) In case of any consolidation with or merger of the Company with or into another corporation (other than a merger of consolidation in which the Company is the continuing or surviving corporation), or in case of any sale, lease or conveyance to another corporation of all or substantially all of the assets of the Company, appropriate provisions shall be made so that the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such consolidation, merger, sale, lease or conveyance by a holder of the number of Shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, lease or conveyance, and, in any such case, effective provision shall be made in its Articles of Incorporation or otherwise, if necessary, in order to effect such agreement. Such agreement shall provide for adjustments that shall be as nearly equivalent as practicable to the adjustments in Section 7 of this Warrant.

                  (b) In case of any reclassification or change in the Shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination, but including any change in the Shares into two or more classes or series of shares) or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) in the Shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of subdivision or combination, but including any change in the Shares into two or more classes or series of Shares), the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable by the holder of the number of Shares for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation or merger. Thereafter, appropriate provision (as reasonably determined by the Board of Directors) shall be made for adjustment that shall be as nearly equivalent as practicable to the adjustments in Section 7 hereof.

                  (c) The above provisions of this Section 8 shall similarly apply to successive reclassification and changes in Shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

         9. The issue of any stock or other certificate upon the exercise of this Warrant shall be made without charge to the Holder for any tax in respect of the issue of such certificate. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificates unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         10. (a) Unless registered under the Securities Act of 1933 and applicable state laws, this Warrant and the Shares or other securities issued upon exercise of this Warrant shall not be transferable unless, in the opinion of counsel to the Company or other counsel reasonably satisfactory to the Company, an exemption from registration under applicable securities laws is available. The Warrant, Shares and other securities issued upon the exercise of this Warrant shall be subject to as to transfer order and the certificate or certificates evidencing any such Shares or securities shall bear the following legend and any other legend which counsel for the Company may deem necessary or advisable:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS SO REGISTERED OR UNLESS IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                  (b) This Warrant has been issued pursuant to exemptions under federal and/or state securities laws available, in part, because the initial Holder hereof is an "accredited investor" as that term is defined in Regulation D under the Securities Act of 1933, and the Holder so warrants to the Company. The Company may require the Holder, upon exercise of this Warrant, to produce evidence reasonably satisfactory to the Company that the Holder is then an accredited investor.

                  (c) Should the Company undertake a registration of its shares of its Common Stock under the Securities Act of 1933, as amended, in connection with a merger or pursuant to a registration statement other than Forms S-8, S-4, or comparable registration statements, prior to the expiration date of this Warrant, the Holder shall have the right to cause the Shares issued upon exercise of this Warrant to be included in such registration, subject to any cutback requirements imposed by the Underwriter.

         11. Nothing contained in this Warrant shall be constructed as conferring upon the Holder the right to vote or to consent or to receive notice of stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrant and its exercise, any of the following events shall occur:

         (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

         (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option right or warrant to subscribe therefor; or

         (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the, issuance of any convertible or exchangeable securities or subscription rights, options or warrants, or any proposed dissolution, winding up or sale.

         12. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and upon surrender and cancellation of any Warrant if mutilated, and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor and denomination.

         13. The Holder of any Warrant shall not have, solely on account of such status, any rights of a shareholder of the Company, either at law or in equity, or to any notice of meetings of shareholders or of any other proceedings of the Company.

         14. This Warrant shall be governed by and construed in accordance with the laws of the State of Florida.

         15. The Company has caused the due execution and delivery of this Warrant as of the 15th day of December, 1999.

                                   FINANCIALWEB.COM, INC., a Nevada corporation

                                   By: /s/ James Gagel
                                       ----------------------------------------
                                       James Gagel, President

                                       (CORPORATE SEAL)

                              ELECTION TO PURCHASE

The undersigned Holder hereby irrevocably elects to exercise the within Warrant to purchase ______________________________________ Shares(*) of Common Stock
issuable upon the exercise thereof and requests that certificates for such Shares be issued in his/her/its name and delivered to him/her/it at the following address:

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________


Date: _________________________

______________________________________________________________________________
                                Signature(s)(**)

* If the Warrant is to be exercised or transferred in its entirety, insert the word "All" before "Shares", or otherwise insert the number of shares then purchasable on the exercise thereof as to which transferred or exercised. If such Warrants shall not be transferred or exercised to purchase all shares purchasable upon exercise thereof, that a new Warrant to purchase the balance of such shares be issued in the name of, and delivered to, the Holder at the address stated below.

** Signature(s) must conform exactly to the name(s) of the Holder as set forth on the first page of this Warrant.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers the within Warrant to the extent of _______________________________Shares(*) purchasable upon exercise thereof to:

whose address is: ____________________________________________________________

                  ____________________________________________________________

                  ____________________________________________________________

                  ____________________________________________________________

and hereby irrevocably constitute and appoint ______________________________ his/her/its Attorney to transfer said Warrant on the book of the Company, with full power of substitution.

Date: ______________________

______________________________________________________________________________
                                Signature(s)(**)

* If the Warrant is to be exercised or transferred in its entirety, insert the word "All" before "Shares", or otherwise insert the number of shares then purchasable on the exercise thereof as to which transferred or exercised. If such Warrants shall not be transferred or exercised to purchase all shares purchasable upon exercise thereof, that a new Warrant to purchase the balance of such shares be issued in the name of, and delivered to, the Holder at the address stated below.

** Signature(s) must conform exactly to the name(s) of the Holder as set forth on the first page of this Warrant.